UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2021

ICU MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34634	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer	,	San Clemente	,	California	92673
(Address of principal executive offices)					(Zip Code)

(949) 366-2183
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.10 per share	ICUI	The Nasdaq Stock Market LLC
(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2021, ICU Medical, Inc. (the “Company”) increased the authorized directors of the Company to eight individuals.

On July 1, 2021, the Board of Directors (the “Board”) of the Company elected Ms. Laurie Hernandez as the new director of the Company, effective July 1, 2021. The Board determined that Ms. Hernandez will be an independent director within the meaning of the listing requirements of NASDAQ. Ms. Hernandez will stand for election by the Company’s stockholders at the 2022 Annual Meeting of Stockholders, which is expected to be held in May 2022.

Laurie Hernandez is a retired healthcare executive with over 25 years of strategic healthcare experience. Ms. Hernandez joined Baxter Healthcare Corporation (“Baxter”) in November of 2007 and has assumed a wide variety of strategic positions over her 10 years with that company. Prior to joining Baxter, Ms. Hernandez was with Hospira Inc. in Lake Forest, Illinois. Ms. Hernandez has served on the board of Sinai Health System in Chicago, Illinois since March of 2015. Ms. Hernandez has served on the board of Lambs Farm in Libertyville, Illinois since January 2004.

As an outside director, Ms. Hernandez will receive a prorated (a) annual equity grant in the form of restricted stock units and non-qualified stock options of the $170,000 aggregate annual equity award and (b) portion of the $70,000 annual cash retainer.

The Company will enter into an indemnification agreement with Ms. Hernandez in the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s Form 10-Q for September 30, 2010, which was filed with the Securities and Exchange Commission on October 22, 2010.

Ms. Hernandez is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There were no arrangements or understandings pursuant to which Ms. Hernandez was selected as a director.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU MEDICAL, INC.

Date: July 7, 2021	By:	/s/ Brian M. Bonnell
Brian M. Bonnell
Chief Financial Officer